                                FORM T-1

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                   Statement of Eligibility Under the
              Trust Indenture Act of 1939 of a Corporation
                      Designated to Act as Trustee

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(B)(2) ------

                          THE FIFTH THIRD BANK
- -------------------------------------------------------------------------
          (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                 OHIO
- -------------------------------------------------------------------------
         (JURISDICTION OF INCORPORATION OR ORGANIZATION IF NOT A
                            NATIONAL BANK)

                              31-0854433
- -------------------------------------------------------------------------
                (I.R.S. EMPLOYER IDENTIFICATION NO.)

              38 FOUNTAIN SQUARE PLAZA, CINCINNATI, OHIO
- -------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                45263
- -------------------------------------------------------------------------
                             (ZIP CODE)

                Paul L. Reynolds, 5th and Walnut Streets
                CINCINNATI, OHIO, 45263  (513) 579-5300
- -------------------------------------------------------------------------
       (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                    DELTA NATURAL GAS COMPANY, INC.
- -------------------------------------------------------------------------
          (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                               KENTUCKY
- -------------------------------------------------------------------------
      (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                              61-0458329
- -------------------------------------------------------------------------
                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

               3617 LEXINGTON ROAD, WINCHESTER, KENTUCKY
- -------------------------------------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                40391
- -------------------------------------------------------------------------
                             (ZIP CODE)

                         DEBENTURES DUE 2026
- -------------------------------------------------------------------------
                (TITLE OF THE INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE -

   (a) Name and address of each examining or supervising authority to which it is subject.

         Ohio Superintendent of Banks
           State Office Tower
           30 E. Broad Street
           Columbus, Ohio 43215

         Federal Reserve Bank of Cleveland
           East Sixth Street and Superior Avenue
           Cleveland, Ohio 44101

         Federal Deposit Insurance Corporation,
           Washington, D.C.

   (b)   Whether it is authorized to exercise corporate trust powers.

         Yes.


ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

   None.


ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.<F1>

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:


[FN]
- ------------------------

   <F1>  All of the outstanding voting securities of the trustee are owned by Fifth Third Bancorp, an Ohio corporation. Answers to the following items herein concerning voting securities of the trustee owned by third parties relate to outstanding voting securities of Fifth Third Bancorp. Answers to all other items of this statement of eligibility on Form T-1 relate to the Trustee only, and do not contain information regarding Fifth Third Bancorp or other subsidiaries of Fifth Third Bancorp.

                        AS OF MAY 31, 1996

            COL. A.                              COL. B
        TITLE OF CLASS                     AMOUNT OUTSTANDING
        --------------                     ------------------

[Capital Stock, par value                        32,000]
    $2,200.00 per share


ITEM  4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

           IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

   (A)     TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
           INDENTURE.

           (1)       None.

   (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
           SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE
           TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

           (1)       None, so far as is known to the trustee.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

           IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

   None.


ITEM  6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
           OFFICIALS.

           FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                        AS OF MAY 31, 1996

                                                            COL. D
                                                    PERCENTAGE OF VOTING
 COL. A        COL. B            COL. C.           SECURITIES REPRESENTED
NAME OF        TITLE          AMOUNT OWNED           BY AMOUNT GIVEN IN
 OWNER        OF CLASS        BENEFICIALLY                 COL. C
- -------       --------        ------------         ----------------------

None, so far as is known to the trustee.


ITEM  7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
           OFFICIALS.

           FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH
   UNDERWRITER.

                        AS OF MAY 31, 1996

                                                            COL. D
                                                    PERCENTAGE OF VOTING
 COL. A        COL. B            COL. C.           SECURITIES REPRESENTED
NAME OF        TITLE          AMOUNT OWNED           BY AMOUNT GIVEN IN
 OWNER        OF CLASS        BENEFICIALLY                 COL. C
- -------       --------        ------------         ----------------------

None, so far as is known to the trustee.


Item  8.   Securities of the obligor owned or held by the trustee.

           FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR
   OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                           AS OF MAY 31, 1996

                                       COL. C
                COL. B              AMOUNT OWNED
              WHETHER THE           BENEFICIALLY              COL. D
             SECURITIES ARE          OR HELD AS          PERCENT OF CLASS
 COL. A        VOTING OR         COLLATERAL SECURITY      REPRESENTED BY
TITLE OF       NON-VOTING          FOR OBLIGATIONS       AMOUNT GIVEN IN
 CLASS         SECURITIES            IN DEFAULT              COL. C
- --------     --------------      -------------------     ----------------

None.

ITEM  9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO WHICH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                           AS OF MAY 31, 1996

                                                                COL. D
                                           COL. C               PERCENT
                                        AMOUNT OWNED           OF CLASS
    COL. A                          BENEFICIALLY OR HELD      REPRESENTED
   TITLE OF          COL. B        AS COLLATERAL SECURITY      BY AMOUNT
  ISSUER AND         AMOUNT          FOR OBLIGATIONS IN        GIVEN IN
TITLE OF CLASS     OUTSTANDING       DEFAULT BY TRUSTEE         COL. C.
- --------------     -----------     ----------------------     -----------

None, so far as is known to the trustee.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN
   A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                           AS OF MAY 31, 1996

                                                                COL. D
                                           COL. C               PERCENT
                                        AMOUNT OWNED           OF CLASS
    COL. A                          BENEFICIALLY OR HELD      REPRESENTED
   TITLE OF          COL. B        AS COLLATERAL SECURITY      BY AMOUNT
  ISSUER AND         AMOUNT          FOR OBLIGATIONS IN        GIVEN IN
TITLE OF CLASS     OUTSTANDING       DEFAULT BY TRUSTEE         COL. C.
- --------------     -----------     ----------------------     -----------

None, so far as is known to the trustee.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE

   OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING
   INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


                           AS OF MAY 31, 1996

                                                                COL. D
                                           COL. C               PERCENT
                                        AMOUNT OWNED           OF CLASS
    COL. A                          BENEFICIALLY OR HELD      REPRESENTED
   TITLE OF          COL. B        AS COLLATERAL SECURITY      BY AMOUNT
  ISSUER AND         AMOUNT          FOR OBLIGATIONS IN        GIVEN IN
TITLE OF CLASS     OUTSTANDING       DEFAULT BY TRUSTEE         COL. C.
- --------------     -----------     ----------------------     -----------

None, so far as is known to the trustee.


ITEM  12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE

      EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

   COL. A                     COL. B
  NATURE OF                   AMOUNT                    COL. C
INDEBTEDNESS                OUTSTANDING                DATE DUE
- ------------                -----------                --------

None.


ITEM  13.  DEFAULTS BY THE OBLIGOR.

      (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

None.

      (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

None.

ITEM  14.  AFFILIATIONS WITH THE UNDERWRITERS.

      IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

Not applicable.


ITEM  15.  FOREIGN TRUSTEE.

      IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

Not applicable.


ITEM  16.  LIST OF EXHIBITS.

           LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY. (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

      (1) A copy of the Certificate of Incorporation of the trustee as now in effect.

      (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

      (3) A copy of the authorization of the trustee to exercise corporate trust powers.

      (4) A copy of the existing code of regulations of the trustee incorporating amendments to date.

      (5)  A copy of each indenture referred to in Item 4.

      (6) The consent of the trustee required by Section 321 (b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

      (8) A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

      (9) Foreign trustees are required to file a consent to service of process of Form F-X.

                              SIGNATURE


             Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Fifth Third Bank, a corporation organized and existing under the laws of the State of Ohio, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cincinnati and the State of Ohio, on the 14th day of June, 1996.


                                 THE FIFTH THIRD BANK


                                 By:       /s/ Fred Overbeck
                                       --------------------------------
                                       Fred Overbeck, Trust Officer

                                      EXHIBIT 1

                            CERTIFICATE OF INCORPORATION
                           OF THE TRUSTEE AS NOW IN EFFECT


                                   [See Attached]

                           CERTIFICATE OF AMENDMENT
                                     TO
                          ARTICLES OF INCORPORATION
                                     OF
                            THE FIFTH THIRD BANK

      George A. Schaefer, Jr., President and Phillip C. Long, Secretary to The Fifth Third Bank, an Ohio banking corporation, with its principal office located at Cincinnati, Hamilton County, Ohio, do hereby certify that a duly called meeting of the Board of Directors held on May 18, 1993, at which a quorum was present and at a special meeting of the shareholder on May 18, 1993, the following resolution to amend the Third Amended Articles of Incorporation which adopted by affirmative vote of all the Directors in attendance and by an unanimous vote of the sole shareholder.

      RESOLVED, that Article FOURTH of the Third Amendment Articles of Incorporation be and is hereby amended in its entirety to read as follows:

      FOURTH: The maximum number of shares with the corporation is authorized to have outstanding shall be Thirty-Two Thousand
      (32,000) shares with a par value of Two Thousand Two Hundred Dollars ($2,200.00) per share.

      IN WITNESS WHEREOF, said George A. Schaefer, Jr., President and Phillip C. Long, Secretary of The Fifth Third Bank, acting for and on behalf of said corporation have hereunto subscribed their names this
  18th   day of    May   , 1993.
- --------        ---------

                                       /s/ George A. Schaefer, Jr.
                                 -----------------------------------
                                 George A. Schaefer, Jr., President

Approved this 16th day of June, 1993
    /s/ Allison M. Meeks
- -------------------------------------
Allison M. Meeks, Superintendent

                                       /s/ Phillip C. Long
                                 -----------------------------------
                                 Phillip C. Long, Secretary

                THIRD AMENDED ARTICLES OF INCORPORATION
                                  OF
                         THE FIFTH THIRD BANK

      FIRST:   The name of said Corporation shall be "The Fifth Third
Bank".

      SECOND: The place in Ohio where its principal office is to be located is Cincinnati, Hamilton County, and its principal business there transacted.

      THIRD:   Said Corporation is formed for the purposes of (a) receiving on deposit or in trust, moneys, securities and other valuable property, on such terms as may be agreed, and of doing the business of a savings bank and of a trust company; (b) of disposing of box vaults for safekeeping of valuables by lease or otherwise; (c) of investing and loaning the funds of the company and those received by it on deposit or in trust; (d) of doing a commercial banking business; and, (e) of doing the business of a special plan bank, and in furtherance of said purposes, to exercise all the powers of which may be lawfully exercised by a corporation formed therefore, and to do all things necessary to incident thereto.

      FOURTH: The maximum number of shares which the corporation is authorized to have outstanding shall be Thirty-Two Thousand (32,000) shares with a par value of One Thousand Nine Hundred Dollars ($1,900.00) per share.

      FIFTH:   These Amended Articles of Incorporation supersede and take the place of the existing Articles of Incorporation.

                                      EXHIBIT 2

                          CERTIFICATE OF AUTHORITY OF THE
                           TRUSTEE TO COMMENCE BUSINESS
                              (INCLUDED IN EXHIBIT 1)

                                      EXHIBIT 3


                     A COPY OF THE AUTHORIZATION OF THE TRUSTEE
                         TO EXERCISE CORPORATE TRUST POWERS

                                   [See Attached]

                                   STATE OF OHIO

                         DIVISION OF FINANCIAL INSTITUTIONS




TO WHOM IT MAY CONCERN:

This is to certify that The Fifth Third Bank, Cincinnati, Ohio, organized under the laws of the State of Ohio, has complied with the laws relating to trust companies under Sections 1105.02 and 1109.04 of the Ohio Revised Code and is qualified to exercise trust powers in Ohio.

Witness my hand at Columbus, Ohio, this 10th day of June, 1996.



                                           /s/ W. Curtis Stitt
                                       -------------------------------------
                                       W. CURTIS STITT
                                       Superintendent
                                       Division of Financial
                                       Institutions


                                        /s/ Allison M. Meeks
                                       -------------------------------------
                                       ALLISON M. MEEKS
                                       Deputy Superintendent
                                       of Banks

                                 EXHIBIT 4

         A COPY OF THE EXISTING CODE OF REGULATIONS OF THE TRUSTEE
                     INCORPORATING AMENDMENTS TO DATE

                              [See Attached]

                 CODE OF REGULATIONS OF THE FIFTH THIRD BANK

                                 ARTICLE I
                               STOCKHOLDERS

      SECTION 1. MEETINGS. The annual meeting of the Stockholders shall be held at the principal office of the Company at such hour, as may be fixed in the notice of such meeting, and on such date, not earlier than the second Tuesday of January or later than the third Tuesday of April of each year, as shall be fixed by the Board of Directors and communicated in writing to the Shareholders not later than twenty (20) days prior to such meeting.

      SECTION 2. QUORUM. Stockholders, whether in person or by lawful proxies, representing a majority in amount of the outstanding stock of the Company, shall constitute a quorum at any stockholders' meeting. If there be less than a majority in amount of such stock at any meeting, the meeting may be adjourned from time to time.

                                ARTICLE II
                                 DIRECTORS

      SECTION 1. NUMBER. The Board of Directors shall be composed of eighteen (18) persons unless this number is changed by: (1) the Shareholders in accordance with the laws of Ohio or (2) the vote of a majority of the Directors in office. The Directors may increase the number to not more than twenty-four (24) persons and may decrease the number to not less than fifteen (15) persons. Any Director's office created by the Directors by reason of an increase in their number may be filled by action of a majority of the Directors in office.

      SECTION 2. TERM. Directors shall hold office until the expiration of the term for which they were erected, and shall continue in office until their respective successors shall have been duly elected and qualified.

      SECTION 3. QUALIFICATIONS AND COMPENSATION. No person shall serve as a Director who is not the owner of record of at least Five Hundred ($500.00) Dollars par value of stock of the Company. Each Director shall be entitled to receive such compensation for attendance at meetings of the Board of Directors of Committees thereof as the Board of Directors may, from time to time, fix.

      SECTION 4. REPLACEMENT OR REMOVAL. Directors may be replaced or removed as provided by Ohio Law, provided that Directors may be removed without cause only by an affirmative vote of not less than two-thirds (2/3) of the outstanding shares of the Company.

      SECTION 5. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by the Board of Directors until an election to fill such vacancy is had.

      SECTION 6. QUORUM. A majority of the whole authorized number of Directors, as the same shall be established from time to time in accordance with Section 1 of this Code of Regulations, shall constitute a quorum for a meeting of the Directors, except that a majority of the Directors in office constitute a quorum for the filling of a vacancy or vacancies of the Board.

      SECTION 7. ELECTION OF OFFICERS. The Board of Directors at the first meeting after the election of Directors may elect one of its own number Chairman of the Board and one of its own number Vice Chairman of the Board; and it shall elect one of its own number President. It may also elect one or more vice presidents (one or more of whom may be designated Executive Vice President and/or Senior Vice President and/or Vice President and Trust Officer), a Cashier, a Secretary, and a Treasurer, and it may appoint such other officers as the Board may deem advisable. Any two of said offices may be held by the same person. Officers so elected shall hold office during the term of the Board by whom they are elected, subject to the power of the Board to remove them at its discretion. They shall be bonded in such amount and with such survey or sureties as the Board of Directors shall require.

      SECTION 8. MEETINGS OF THE BOARD. Regular meetings of the Board of Directors shall be held on the third Tuesday of each month, or at such other times as may be determined by the Board of Directors. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors. Special meetings shall be held upon the call of the Chairman of the Board, if one be elected, or by the President, or in their absence, by a Vice President or any three
(3) Directors.

      SECTION 9. NOTICE OF MEETINGS. The Secretary shall give notice of each meeting of the Board of Directors, whether regular or special, to each member of the Board.

      SECTION 10.    COMMITTEES.

      SECTION 10.1 EXECUTIVE COMMITTEE. The Board of Directors shall appoint any Executive Committee consisting of at least three (3) members, all of whom may be members of the Board of Directors, or at least one (1) of whom shall be a Director, the remainder to be officers of the Bank. Such Executive Committee shall serve until their successors are appointed. A majority of the members of said Committee shall constitute a quorum. The Executive Committee shall conduct the business of the Company and shall have all the powers of the Board of Directors when said Board is not in session, except that of declaring a dividend. The Secretary of the Company shall keep a record of the Committee's proceedings, which, signed by the Chairman of the Committee, shall be presented at the meetings of the Committee and at the meetings of the Board of Directors.

      SECTION 10.2 OTHER COMMITTEES. The Board of Directors shall appoint a Trust Committee of which the Vice President and Trust Officer and at least three (3) of its members who are not officers of the Company shall be members. The Vice President and Trust Officer shall be Chairman of the Trust Committee. In addition thereto, the Chairman of the Board, Chief Executive Officer, may appoint such additional Committees, by and with the approval of the Board of Directors, as may be deemed desirable or necessary.

      Each such Committee, so appointed, shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors.

      SECTION 11. INDEMNIFICATION. The Company shall indemnify each Director and each Officer of the Company, and each person employed by the Company who serves at the written request of the President of the Company as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust or other enterprise, to the full extent permitted by Ohio law. The term "Officer" as used in this Section shall include the Chairman of the Board and the Vice Chairman of the Board if such offices are filled, the President, each Vice President, the Treasurer, the Secretary, the Cashier, the Controller, the Auditor, the Counsel and any other person who is specifically designated as an "Officer" within the operation of this Section by action of the Board of Directors. The Company may indemnify assistant Officers, employees and others by action of the Board of Directors to the extent permitted by Ohio law.

                                ARTICLE III
                                 OFFICERS

      SECTION 1. POWERS AND DUTIES. The Chairman of the Board if the office be filled, otherwise the Vice Chairman of the Board, if the office be filled, otherwise the President shall preside at all meetings of the Stockholders, the Board of Directors, and the supervision and control over the business of the Company and shall serve at the pleasure of the Board of Directors. In the absence or disability of any of the foregoing officers, their respective duties shall be performed by the Chairman of the Board, the Vice Chairman of the Board, the President, or by a Vice President specifically designated by the Board of Directors, in the order named.

      The Secretary, or in his absence or disability, the Assistant Secretary, shall act, ex officio, as Secretary of all meetings of the Stockholders, the Board of Directors and the Executive Committee. The other officers of the Company shall have such powers and duties as usually and customarily attach to their offices.

                                ARTICLE IV
                           CERTIFICATES OF STOCK

      SECTION 1. FORM. Certificates for shares of stock shall be signed by the Chairman of the Board, or by the President, or by one of the Vice Presidents, and by the Secretary or Treasurer or by the Cashier or an Assistant Cashier, shall contain such statements as are required by law, and shall otherwise be in such form as the Board of Directors may, from time to time, require.

      SECTION 2. TRANSFERS. Shares shall be transferable on the books of the Company by the holders thereof in person or by duly authorized attorney upon surrender of the certificates therefor with duly executed assignment endorsed thereon or attached thereto.

      SECTION 3. CLOSING OF TRANSFER BOOKS. The books for transfer of the stock of the Company shall be closed for at least five (5) days preceding the annual meeting of stockholders, and may be closed by order of the Board of Directors, or Executive Committee, for a like period before any other meeting of the Stockholders.

                                 ARTICLE V
                                AMENDMENTS

      These regulations may be changed, and new regulations adopted by the assent thereto in writing of two-thirds (2/3) of the Stockholders of the Company in number an in amount; or by a majority of such Stockholders in number and in amount, at a meeting held for that purpose, notice of which has been given by the President, the Secretary, or any two (2) Directors personally or by written notice, to each Stockholders, and by publication once a week for four (4) consecutive weeks in some newspaper of general circulation in Hamilton County, Ohio, or in such other manner as may then be authorized by the laws of Ohio.

                                 EXHIBIT 5


              A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4

                             (NOT APPLICABLE)

                                 EXHIBIT 6

          THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321 (B)
                    OF THE TRUST INDENTURE ACT OF 1939

                              [See Attached]

                           EXHIBIT 6 TO FORM T-1

                            CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Debt Securities of The Cincinnati Gas & Electric Company, The Fifth Third Bank hereby consents that reports of examination by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                 THE FIFTH THIRD BANK

                                 By:       /s/ Fred Overbeck
                                       ------------------------------------
                                       Fred Overbeck, Trust Officer

                                 EXHIBIT 7

         A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
              PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS
                 OF ITS SUPERVISING OR EXAMINING AUTHORITY

                              [See Attached]

R E P O R T  O F  C O N D I T I O N

Consolidated Report of Condition of      FIFTH THIRD BANK       of
                                    ---------------------------
 CINCINNATI, OHIO   and Foreign and Domestic Subsidiaries, a member of
- -------------------
the Federal Reserve System, at the close of business on December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS
                                                                           Thousands
                                                                           of Dollars
Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin. . . . . . . . . . . . . . . . . . . . . . . . . .        506,991
   Interest-bearing balances. . . . . . . . . . . . . . . . . . . . . .             99
Held-to-maturity securities . . . . . . . . . . . . . . . . . . . . . .         79,493
Available-for-sale securities . . . . . . . . . . . . . . . . . . . . .        782,293
Federal funds sold and securities purchased . . . . . . . . . . . . . .     //////////
   under agreements to resell in domestic offices . . . . . . . . . . .     //////////
   of the bank and of its . . . . . . . . . . . . . . . . . . . . . . .     //////////
   Edge and Agreement subsidiaries, and in IBFs:
   Federal Funds sold . . . . . . . . . . . . . . . . . . . . . . . . .        721,158
   Securities purchased under agreements to resell. . . . . . . . . . .              0
Loans and leases financing receivables:
   Loans and leases, net of unearned income . . . . . . . . . . . . . .      6,678,430
   LESS: Allowance for loan and leases losses . . . . . . . . . . . . .         78,268
   LESS: Allocated transfer risk reserve. . . . . . . . . . . . . . . .              0
   Loans and leases, net of unearned income, allowance,
   and reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,600,162
Trading Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            322
Premises and fixed assets (including capitalized leases). . . . . . . .        103,273
Other real estate owned . . . . . . . . . . . . . . . . . . . . . . . .          1,451
Investments in unconsolidated subsidiaries and
   associated companies . . . . . . . . . . . . . . . . . . . . . . . .              0
Customers' liability to this bank on
   acceptances outstanding. . . . . . . . . . . . . . . . . . . . . . .         31,046
Intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . .         56,034
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        150,035
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9,032,357




LIABILITIES

Deposits:
   In domestic offices. . . . . . . . . . . . . . . . . . . . . . . . .      4,971,593
   Noninterest-bearing. . . . . . . . . . . . . . . . . . . . . . . . .      1,147,812
   Interest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . .      3,823,781
In foreign offices, Edge and Agreement subsidiaries,
   and IBFs:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,056,398
   Noninterest-bearing. . . . . . . . . . . . . . . . . . . . . . . . .              0
   Interest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . .      1,056,398
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
   Edge and Agreement subsidiaries, and in IBFs:
   Federal funds purchased. . . . . . . . . . . . . . . . . . . . . . .        785,783
   Securities sold under agreements to repurchase . . . . . . . . . . .        226,020
Demand notes issued to the U.S. Treasury. . . . . . . . . . . . . . . .         54,613
Trading liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .              0
Other borrowed money: . . . . . . . . . . . . . . . . . . . . . . . . .     //////////
   With original maturity of one year or less . . . . . . . . . . . . .        477,838
   With original maturity of more than one year . . . . . . . . . . . .        185,000
Mortgage indebtedness and obligations under
   capitalized leases . . . . . . . . . . . . . . . . . . . . . . . . .              0
Bank's liability on acceptances executed and outstanding. . . . . . . .         31,046
Subordinated notes and debentures . . . . . . . . . . . . . . . . . . .        381,715
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .        184,974
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .      8,354,980
Limited-life preferred stock and related surplus. . . . . . . . . . . .              0

EQUITY CAPITAL

Perpetual preferred stock and related surplus . . . . . . . . . . . . .              0
Common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70,400
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        110,854
Undivided profits and capital reserves. . . . . . . . . . . . . . . . .        493,203
Net unrealized holding gains (losses) on
   available-for-sale securities. . . . . . . . . . . . . . . . . . . .          3,072
Cumulative foreign currency translation adjustments . . . . . . . . . .              0
Total equity capital. . . . . . . . . . . . . . . . . . . . . . . . . .        677,377
Total liabilities, limited-life preferred stock,
   and equity capital . . . . . . . . . . . . . . . . . . . . . . . . .      9,032,357

                             EXHIBIT 8


A COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT


                          (NOT APPLICABLE)

                                 EXHIBIT 9


       FOREIGN TRUSTEES ARE REQUIRED TO FILE A CONSENT TO SERVICE OF
                            PROCESS OF FORM F-X


                             (NOT APPLICABLE)# . . . . . . .